UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2009 (May 19, 2009)

MASSEY ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

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N/A

(Former name, former address and former fiscal year, if changed since last report date)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendments to the Massey Energy Company 2006 Stock and Incentive Compensation Plan

On May 19, 2009, at the 2009 Annual Meeting of Stockholders of Massey Energy Company (the “Massey Annual Meeting”), upon recommendation of the Board of Directors of Massey Energy Company, the stockholders approved amendments to the Massey Energy Company 2006 Stock and Incentive Compensation Plan (as amended and restated, the “2006 Incentive Plan”). The terms and conditions of the 2006 Incentive Plan are described on pages 73 through 82 of the 2009 Proxy Statement for the Massey Annual Meeting that was filed with the Securities and Exchange Commission on March 14, 2009 on Form DEF 14A which description is incorporated herein by reference. This description of the 2006 Incentive Plan is qualified in its entirety by reference to the full text of the 2006 Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Massey Energy Company 2006 Stock and Incentive Compensation Plan (as amended and restated effective May 19, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2009
MASSEY ENERGY COMPANY

	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit 10.1	Massey Energy Company 2006 Stock and Incentive Compensation Plan (as amended and restated effective May 19, 2009)